American Century International Bond Funds Prospectus Supplement Global Bond Fund
Supplement dated February 1, 2013 ■ Prospectus dated November 1, 2012

The following replaces the Portfolio Managers section on page 4 of the prospectus.

Portfolio Managers

John A. Lovito, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2009.

Edward Boyle, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2013.

Simon Chester, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2010.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1983.

G. David MacEwen, Chief Investment Officer – Fixed Income, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1991.

The following replaces The Fund Management Team section on pages 9-10 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the fund’s strategic investment parameters based on economic and market conditions. The fund’s other portfolio managers are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.

The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

John A. Lovito

Mr. Lovito, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2009. Prior to joining American Century Investments, he spent seven years at Lehman Brothers Asset Management, most recently as managing director and head of global fixed income strategies. He previously served as senior vice president and team leader for international fixed income at Lehman Brothers Asset Management. He has a bachelor’s degree in economics and an MBA in finance from Fordham University.

Edward Boyle

Mr. Boyle, Vice President and Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2013. Prior to joining American Century Investments, he was a quantitative portfolio manager at FX Concepts. He has a bachelor’s degree in engineering from the United States Military Academy, West Point; a master’s of science in business administration from Boston University; and a master’s in engineering design, expert systems from Stanford University.

Simon Chester

Mr. Chester, Vice President and Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2010. Prior to joining American Century Investments, he was a senior credit analyst at Western Asset Management. He has a bachelor’s degree in commerce from the University of South Africa.

Robert V. Gahagan (Macro Strategy Team Representative)

Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 1983. He has a bachelor’s degree in economics and an MBA from the University of Missouri – Kansas City.

G. David MacEwen (Macro Strategy Team Representative)

Mr. MacEwen, Chief Investment Officer – Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 1991. He has a bachelor’s degree in economics from Boston University and an MBA in finance from the University of Delaware.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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